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                            MFS(R) MID CAP VALUE FUND
                           MFS(R) LARGE CAP VALUE FUND
                          MFS(R) HIGH QUALITY BOND FUND


                      Supplement to the Current Prospectus



The MFS Mid Cap Value Fund is not currently being offered for sale. In addition, while three classes of shares of the MFS Large Cap Value Fund and the MFS High Quality Bond Fund are described in this Prospectus, these funds do not currently offer class B and class C shares. Class A shares are available for purchase at net asset value only by employees of MFS and its affiliates and certain of their family members who are residents of The Commonwealth of Massachusetts, and members of the governing boards of the various funds sponsored by MFS.


                   The date of this Supplement is May 3, 1999